We enhance communication and collaboration for organizations worldwide

ClearOne

Nasdaq: CLRO

Safe-Harbor Statement – 1 of 2

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements in this report, other than statements of historical fact, are forward-looking statements for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or services, any statements regarding future economic conditions or performance, and any statements of assumptions underlying any of the foregoing. All forward-looking statements included in this report are made as of the date hereof and are based on information available to us as of such date. We assume no obligation to update any forward-looking statement. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "intends," "believes," "estimates," "potential," or "continue," or the negative thereof or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements contained herein are based upon reasonable assumptions at the time made, there can be no assurance that any such expectations or any forward-looking statement will prove to be correct. Our actual results will vary, and may vary materially, from those projected or assumed in the forward-looking statements. Future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not anticipate, including, without limitation, product recalls and product liability claims; infringement of our technology or assertion that our technology infringes the rights of other parties; termination of supplier relationships, or failure of suppliers to perform; inability to successfully manage growth; delays in obtaining regulatory approvals or the failure to maintain such approvals; concentration of our revenue among a few customers, products or procedures; development of new products and technology that could render our products obsolete; market acceptance of new products; introduction of products in a timely fashion; price and product competition, availability of labor and materials, cost increases, and fluctuations in and obsolescence of inventory; volatility of the market price of our common stock; foreign currency fluctuations; changes in key personnel; work stoppage or transportation risks; integration of business acquisitions; and other factors referred to in our reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Reports on Form 10-Q for the three months ended March 31, 2023. All subsequent forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Additional factors that may have a direct bearing on our operating results are discussed in Part I, Item 1A "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022.

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Safe-HarborStatement–2of2 This communication is not an offer to sell or a solicitation of offers to purchase any securities. This communication has not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or the securities regulatory authority of any state, nor has the SEC or any security regulatory authority of any statement passed upon the accuracy or adequacy of statements in this communication. Any representation to the contrary is a criminal offense. Certain information concerning economic or market trends and performance may be based on or derived from publicly available information provided by third parties and other industry sources. While the Company believes this third-party information to be reliable, the Company cannot guarantee the accuracy of such information nor has the Company independently verified the assumptions upon which such information is based.

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Broad Portfolio of A/V Conferencing and Collaboration Solutions ClearOne provides a complete suite of pro audio and video conferencing products and collaboration solutions for traditional offices and home offices.

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Distinguished by Quality and Innovation • Our products’ high audio quality and superior audio-visual streaming performance serve as key competitive advantages, driven by proprietary, highly advanced audio signal processing and networking technologies • We believe the following principal factors drive our sales:Quality, features, functionality, and ease of use Broad and deep global channel partnerships Brand name recognition and acceptance Effective sales and marketing Quality of sales and technical support services Track record of installations for diverse vertical markets globally

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Our advantages against larger competitors • Proprietary technology with 80+ patents. • Pioneer in the installed audio conferencing market and a trend-setter with new inventions. • Four decades of experience – one of the oldest in the industry. • Strong brand recognition in the Pro AV channel.• Led by people who understand both the art and the science of sound. Nasdaq: CLRO

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Addressable Market Opportunity For ClearOne

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Innovation Enables a Superior Meeting Experience With over 80 patents and patents pending, ClearOne’s innovative collaboration technology plays a pivotal role in achieving business productivity and operational goals at the office and at home.

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Spans Across Organizations and Workspaces Complete suite of advanced audio and video conferencing solutions for high-performance professionals across multiple industries and verticals for WFO and WFH.

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Sample of Our Blue-Chip Customers

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Audio Conferencing and Voice Lift

ClearOne
Nasdaq: CLRO

New Audio Products

BMA 360D



The BMA 360D with Dante® audio is a microphone array ceiling tile that incorporates the world's most advanced technology and works with any Dante-enabled DSP mixer. Choose any DSP mixer that has Dante audio and the BMA 360D pairs perfectly and delivers unrivaled audio performance.

- Launched in June 2023. Scheduled to start shipping in Q3 2023.

DIALOG® UVHF



The ClearOne DIALOG UVHF is a highly flexible wireless microphone system that delivers incredibly robust reception and more available spectrum on-demand than any other product in its class.

- Launched in June 2023. Scheduled to start shipping in Q3 2023

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Video Nasdaq: CLRO

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New Video Products • 120-degree field of view • Electronic Pan-Tilt-Zoom • AI-based smart face or voice tracking UNITE 60 4K Camera Unite 260 Pro Camera Nasdaq: CLRO UNITE 160 4K Camera • Mechanical Pan-Tilt-Zoom • 12x optical zoom • AI-based auto framing and smart face tracking • Mechanical Pan-Tilt-Zoom • 20x optical zoom • AI-based auto framing and smart face tracking Versa UCS 2100 • Versa UCS2100 is a collaboration switcher kit designed for modern hybrid, flexible UC (Unified Communication) meeting spaces. • Automatically detects HDMI and USB-C sources, such as dedicated in-room PC and BYOM laptop and offers the flexibility for users to access the same set of in-room AV peripherals, such as cameras and audio devices.

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Channel Sales Model Consultants Pro AV VARS IT VARS End Customers AV Distributors IT Distributors Nasdaq: CLRO

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Financial Summary – Revenue ($ in 000s, except margin amounts) 0% 10% 20% 30% 40% 50% $ $3,000 $6,000 $9,000 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Quarterly Revenue and Gross Margin Revenue Gross Margin • Revenue performance expected to improve in 2H23 as the Company works to mitigate recent pressures from litigation impacts and manufacturing volume constraints • Growing revenue backlog reflects continued demand, particularly for our core audio conferencing products Nasdaq: CLRO 0% 10% 20% 30% 40% 50% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 FY19 FY20 FY21 FY22 TTM @ Q1'23 Annual Revenue and Gross Margin

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Revenue History ($ in 000s, except margin amounts) Growth phase Nasdaq: CLRO $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Litigation

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Near-Term Revenue Growth Drivers Annual Revenue Goal -$40 million • Resolve manufacturing issues with contract manufacturer. (Expected mid Q3 2023) • Start shipping beamforming microphone solutions (Dante) to interoperate with most DSPs in the market. This is expected to increase available market 4x. (Expected mid Q3 2023) • Start shipping an integrated professional microphone solution with lower cost, improved ease-of-installation and improved ease of use. (Expected early Q4 2023) • New generation of wireless microphones (Expected 2024 Q1). • Start shipping Bluetooth group USB speakerphone to increase market share (Expected early Q3 2023) • New professional cameras introduced. (Q1 2023) • Increase investments in marketing.

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Mid-Term Revenue Growth Drivers Annual Revenue Goal -$60 million • New generation of DSPs. • Solutions tailor-made for remote workforce. • Introduce sound reinforcement and audio distribution technologies leveraging and augmenting ClearOne’s existing technology. • Additional AI-based audio and video processing enhancements.

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Long-Term Revenue Growth Drivers Annual Revenue Goal -$100 million • System-level AI integration enabling video and audio components to work together to provide the best camera angles and best audio. • Cloud-based DSP. • Specialized solutions incorporating ClearOne cloud-based audio, video, storage, and messaging technology. • Enterprise video streaming solutions.

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Balance Sheet ($ in 000s, except margin amounts) • May 31, 2023 - $29.0 million special dividend paid. • Current cash on hand - $20.0 million (approx.) Nasdaq: CLRO Mar 31, 2023 Dec 31, 2022 Assets Cash on hand 59,006 984 $55 million settlement received. Accounts receivable 3,541 58,603 Inventories (Current and Long Term) 11,280 11,668 Prepaid exp & other assets 3,747 8,994 $4.5 million bond with court refunded. Intangibles 1,995 2,071 PP&E, net 356 383 Total Assets 79,925 82,703 Liabilities Accounts payable 1,820 1,284 Accrued expenses and taxes 1,850 2,400 Debt 1,556 3,732 $2 million bridge loan refunded. Other liabilities 1,151 1,157 Total Liabilities 6,377 8,573 Equity: Common stock and APIC 74,957 74,934 Accumulated Deficit including OCI (1,631) (804) Total Equity 73,326 74,130 Total Liabilities & Equity 79,703 82,703

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Corporate Focus Innovation 6 new products introduced in the last 12 months 84 issued patents with additional applications pending Cost Savings Non-GAAP OPEX reduced by 24% YoY (2022 vs 2021) Manufacturing Transition and Ramp Transitioned most manufacturing from China to Singapore to facilitate sales to the US government and avoid China import tariffs. Next step is to ramp production volumes

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Investment Rationale • ClearOne’s strong balance sheet, especially our cash position after paying the special dividend, provides us the necessary ramp to launch new products, build strong teams, and compete effectively in the market. • ClearOne has strong underlying assets including intellectual property, solutions, and sales channel • Our growth strategy provides a strong motivation for investment now. Nasdaq: CLRO

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Appendices

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Settlement of IP Litigation • On December 9, 2022, we entered into a confidential settlement and license agreement with Shure. • Under the terms of this agreement, both parties dismissed with prejudice all the litigations between the parties and released all claims against each other in connection with the litigations. • The parties also agreed to cross-license certain patents to each other and certain covenants not to sue. • We received a one-time settlement payment of $55 million in January2023.

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ClearOne Executive Team – Bios Derek Graham, CEO Joined ClearOne in July 2003. Promoted through the R&D organization. Inventor on 13 patents. Earned a BS in EE, with highest honors, and a Master’s Degree in EE from the Georgia Institute of Technology. Named Interim CEO in May 2022 and permanent CEO in January 2023. Narsi Narayanan, CFO Joined ClearOne in July 2009. He has over three decades of professional experience in the areas of accounting, finance and taxes. He is a Certified Public Accountant with master’s degrees in accounting (University of Utah) and business administration (University of Illinois). Jared Paget, VP Operations Joined ClearOne in March 2023. With a career spanning over 20 years, he has experience across various industries, focusing on technology and operational improvement. Jared holds a master’s degree in international business from Georgia State University.

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ClearOne Executive Team – Bios Jim Mergens, VP Sales - Americas Joined C1 August 2023. Promoted through the Sales organization. Inducted into the inaugural InfoComm 100 industries most influential individuals. He holds a CTS & multiple industry certifications. 43 years of industry experience. Grifiths Zacharia, AVP Sales – EMEA, India, Oceania Joined ClearOne in 2011. He has two decades of professional experience in the Pro AV industry with a background in Electronics and Avionics engineering from Kerala University, India. Listed in 40 under 40 with Inavate EMEA Class of 2022 and APAC Class of 2021 as a regional influential leader. David Wang, CTS-D, VP Sales, APAC Joined ClearOne in April 2004. In charge of ClearOne APAC sales since 2008. Earned a Ph.D. in Materials from Pennsylvania State University and a Master of Business Administration Degree from University of Rochester. David Lambert, VP Audio Technologies Joined ClearOne in 1986. Years of experience working in Research and Development creating algorithms and developing products. Inventor on 33 patents. Earned a BS in EE from the University of Utah. Nasdaq: CLRO

ClearOne.
Nasdaq: CLRO

Financial summary – Income statement summary

($ in 000, except per share)

	2023-Q1	2022-Q4	2022-Q3	2022-Q2	Last 4 Qtrs	2022-Q1	2021-Q4	2021-Q3	2021-Q2	Qtrs 5 to 8	Change%
GAAP											
Revenue	4,178	4,021	6,264	7,375	21,838	7,545	7,202	6,992	7,735	29,474	(26)
COGS	2,863	2,757	3,694	4,568	13,882	4,729	4,564	4,141	4,311	17,745	22
Gross Profit	1,315	1,264	2,570	2,807	7,956	2,816	2,638	2,851	3,424	11,729	(32)
S&M	1,192	1,244	1,151	1,562	5,149	1,560	1,716	1,692	1,755	6,723	23
R&D	1,043	984	876	1,177	4,080	1,353	1,541	1,492	1,487	5,873	31
G&A	1,269	1,626	1,673	1,717	6,285	1,756	1,857	1,676	1,668	6,957	10
Operating expenses	3,504	3,854	3,700	4,456	15,514	4,669	5,114	4,860	4,910	19,553	21
Operating loss	(2,189)	(2,590)	(1,130)	(1,649)	(7,558)	(1,853)	(2,476)	(2,009)	(1,486)	(7,824)	3
Net (Income)/Loss	(832)	24,028	(1,248)	(257)	21,691	(1,967)	(2,284)	(2,169)	(1,586)	(8,006)	371
Diluted Shares Qtr	23,955,767	24,947,851	23,952,555	23,948,631	24,201,201	23,897,305	22,403,408	19,449,283	18,775,817	21,131,453	(15)
Diluted EPS	$ (0.03)	$ 0.97	$ (0.05)	$ (0.01)	$ 0.90	$ (0.08)	$ (0.10)	$ (0.11)	$ (0.08)	$ (0.38)	337
GP%	31%	31%	41%	38%	36.4%	37%	37%	41%	44%	39.8%	
Non-GAAP											
Non-GAAP operating expenses	3,365	3,358	2,992	3,746	13,461	3,966	4,429	4,244	4,336	16,975	21
Non-GAAP operating loss	(2,048)	(2,092)	(420)	(937)	(5,497)	(1,148)	(1,788)	(1,391)	(910)	(5,237)	(5)
Non-GAAP net loss	(2,041)	(2,292)	(538)	(1,073)	(5,944)	(1,262)	(1,596)	(1,551)	(1,009)	(5,418)	(10)
Non-GAAP Adjusted EBITDA	(1,678)	(2,062)	(360)	(892)	(4,992)	(1,069)	(1,678)	(1,295)	(802)	(4,844)	(3)
Non-GAAP EPS	$ (0.09)	$ (0.09)	$ (0.02)	$ (0.04)	$ (0.25)	$ (0.05)	$ (0.07)	$ (0.08)	$ (0.05)	$ (0.26)	4

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Thank You For Your Time

We

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